UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 31, 2007
                                                 ____________________________



                      Peoples Community Bancorp, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Maryland                          000-29949                        31-1686242
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



6100 West Chester Road, West Chester, Ohio                              45069
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code     (513) 870-3530
                                                   __________________________



                               Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02  Results of Operations and Financial Condition
           _____________________________________________

     On July 31, 2007, Peoples Community Bancorp, Inc. (the "Company") reported its results of operations for the three and six month periods ended June 30, 2007.

     For additional information, reference is made to the Company's press release dated July 31, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01  Financial Statements and Exhibits
           _________________________________

           (a)  Not applicable.
           (b)  Not applicable.
           (c)  Not applicable.
           (d)  Exhibits.

           The following exhibit is filed herewith.

         Exhibit No.     Description
         _______________ ____________________________________________________
         99.1            Press release dated July 31, 2007











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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.





Date: August 1, 2007             By: /s/Jerry D. Williams
                                      _______________________________________
                                      Jerry D. Williams
                                      President and Chief Executive Officer



























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                              EXHIBIT INDEX


        Exhibit No.      Description
        _______________  _________________________________________
        99.1             Press release dated July 31, 2007